UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 23, 2008

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 23, 2008, Sanmina-SCI Corporation (the “Company”) issued a press release announcing financial results for its fiscal quarter ended June 28, 2008. The press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information disclosed or furnished pursuant to this item shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01. OTHER EVENTS

Proposed Reverse Stock Split; Special Meeting of Stockholders

The Company also announced on July 23, 2008 that its Board of Directors has unanimously approved an amendment to its certificate of incorporation that would permit the Company to effect a reverse split of its outstanding and authorized Common Stock within a range of one-for-three to one-for-ten, with the final ratio to be determined by the Board of Directors following stockholder approval. The Company intends to seek stockholder approval of the amendment at a special meeting of stockholders anticipated to be held in September 2008.  As of June 28, 2008, the Company had approximately 531 million shares of common stock outstanding.

Important Information Regarding the Proxy Statement for the Special Meeting

The Company plans to file with the SEC and make available to its stockholders a proxy statement and a proxy card in connection with the special meeting, and advises its stockholders to read the proxy statement relating to the special meeting when it becomes available, because it will contain important information. Stockholders may obtain a free copy of the proxy statement and other documents (when available) that the Company files with the SEC at the SEC’s website at www.sec.gov. When filed, the proxy statement and these other documents may also be obtained for free from the Company by directing a request to Sanmina-SCI Corporation, 2700 North First Street, San Jose, California 95134, Attention: Investor Relations, or at www.sanmina-sci.com.

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the special meeting. Stockholders may obtain information regarding the names, affiliations, and interests of such individuals in the Company’s proxy statement filed with the SEC on December 14, 2007 for its 2008 annual meeting. To the extent such individuals’ holdings of the Company’s securities have changed since the information set forth in that proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI Corporation on July 23, 2008 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

	By:	/s/ DAVID L. WHITE
David L. White
Executive Vice President and
Chief Financial Officer

Date: July 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI Corporation on July 23, 2008